UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of theSecurities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  January 2, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)
Wyoming
(State or other Jurisdiction of Incorporation or Organization)
000-24262 (Commission File Number)		91-1363905 (IRS Employer Identification No.)
1903 60th Place E, Suite M2240 Bradenton, Florida 34203 (Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

1903 60th Place E, Suite L6612
Bradenton, Florida 34203
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(2)     New Independent Accountants:

(i)       The Company engaged, Bongiovanni & Associates, P.A. of Cornelius, North Carolina, as its new independent auditors as of January 2, 2008. Prior to such date, the Company, did not consult with Bongiovanni & Associates, P.A regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Bongiovanni & Associates, P.A or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

January 3, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Offcer

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